EXHIBIT 10.3.3A

                             AGREEMENT OF AMENDMENT

         AGREEMENT OF AMENDMENT, made and effective as of the 29th day of March, 1999, by and among Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, and ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7 (all of the foregoing hereinafter collectively called the "BORROWER" unless otherwise specifically indicated) and FLEET NATIONAL BANK, a national banking association with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the "BANK").

                                    PREAMBLE

         WHEREAS, pursuant to that certain Amended and Restated Loan Agreement dated as of October 21, 1997 by and between Bank and Borrower (the "LOAN AGREEMENT"), the Bank has extended certain loans and other financial accommodations to Borrower consisting of: (a) a discretionary commercial revolving loan in the principal amount of up to $10,000,000, (the "REVOLVING LOAN"), pursuant to which Borrower may borrow, repay and re-borrow Revolving Loan advances for Borrower's general working capital purposes; and (b) a term loan in the original principal amount of $8,000,000 (the "TERM LOAN");

         WHEREAS, in addition to the Loan Agreement: (a) the Revolving Loan is evidenced by that certain Second Amended and Restated Revolving Promissory Note dated as of October 21, 1997 from Borrower to Bank (the "REVOLVING CREDIT NOTE"); and (b) the Term Loan is evidenced by that certain Term Promissory Note dated as of October 21, 1997 from Borrower to Bank (the "TERM LOAN NOTE");

         WHEREAS, Borrower has requested Bank to extend the Maturity Date (as defined in the Loan Agreement) of the Revolving Loan to July 25, 2003; and
                                                             --- ----

         WHEREAS, Bank is willing to extend the requested accommodations subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that Bank is relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower and Bank agree as follows:

I. ACKNOWLEDGMENTS AND AFFIRMATIONS.

         A. Borrower and Bank acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

         B. Borrower acknowledges and affirms that:

            1. As of March 25, 1999, Borrower is legally and validly indebted to Bank under the Loan Agreement in the principal amount of $3,065,000.00 with respect to the Revolving Loan and $6,285,714.32 with respect to the Term Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against Bank.

            2. All indebtedness of Borrower to Bank whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral (as defined in the Loan Agreement).

         C. Borrower represents and warrants that:

            1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Bank have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions describe herein.

            2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

            3. All representations, warranties and covenants contained in, and schedules and exhibits attached to the Loan Agreement are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

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

            4. No Borrower is currently in default under the Loan Agreement, and no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

            5. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower's articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order or other of any court or agency which is binding upon any Borrower.

II. AMENDMENT TO LOAN AGREEMENT.

         A. Pursuant and subject to the terms and conditions set forth in the Loan Agreement, as amended and modified herein, Bank agrees to extend the Maturity Date of the Revolving Loan. In furtherance of and in order to memorialize their understandings and agreements with respect to the foregoing, Bank and Borrower acknowledge, consent and agree that, effective on the date hereof, the Loan Agreement is hereby amended and modified as follows:

            1. By deleting the definition of "Maturity Date" in the Loan Agreement in its entirety and inserting the following in lieu thereof:

               "Maturity Date" means, in the case of the Revolving Credit Loan, July 25, 2003, and in the case of the Term Loan, October 1, 2004, or earlier as set forth in this Agreement."

III. MISCELLANEOUS.

         A. Each Borrower acknowledges, agrees and affirms that Bank's first priority security interest in their personal and assets shall continue to secure Borrower's respective indebtedness to Bank arising under the Revolving Loan and the Term Loan.

         B. This Agreement shall be governed by an construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

         C. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

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

         IN WITNESS WHEREFORE, the parties have caused this Agreement to be executed and delivered as of the date first above written.

WITNESSES AS TO BORROWERS:          BORROWER:
                                    Q.E.P. CO., INC.

/s/ Marianne Cannizzaro             By: /s/ Marc Applebaum
-----------------------             ------------------------------------------
    Marianne Cannizzaro                     Marc Applebaum
                                            Its CFO & SR VP
/s/ James G. Rogers                         Duly Authorized
-----------------------
    James G. Rogers

                                    Q.E.P. - O'TOOL, INC.

                                    By: /s/ Marc Applebaum
                                    ------------------------------------------
                                            Marc Applebaum
                                            Its CFO & SR VP
                                            Duly Authorized

                                    MARION TOOL CORPORATION

                                    By: /s/ Marc Applebaum
                                    ------------------------------------------
                                            Marc Applebaum
                                            Its CFO & SR VP
                                            Duly Authorized

                                    WESTPOINT FOUNDRY, INC.

                                    By: /s/ Marc Applebaum
                                    ------------------------------------------
                                            Marc Applebaum
                                            Its CFO & SR VP
                                            Duly Authorized

                      [Signatures Continued On Next Page]

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

                                    ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                    By: /s/ Marc Applebaum
                                    ------------------------------------------
                                            Marc Applebaum
                                            Its CFO & SR VP
                                            Duly Authorized

                                    ROBERTS HOLDING INTERNATIONAL, INC.

                                    By: /s/ Marc Applebaum
                                    ------------------------------------------
                                            Marc Applebaum
                                            Its CFO & SR VP
                                            Duly Authorized

                                    ROBERTS COMPANY CANADA LIMITED

                                    By: /s/ Marc Applebaum
                                    ------------------------------------------
                                            Marc Applebaum
                                            Its CFO & SR VP
                                            Duly Authorized

WITNESSES AS TO BANK:               BANK:
                                    FLEET NATIONAL BANK

/s/ Marianne Cannizzaro             By: /s/ Richard M. Bochicchio
-----------------------             ------------------------------------------
    Marianne Cannizzaro                     Richard M. Bochicchio
                                            Its Senior Vice President
/s/ James G. Rogers
-----------------------
    James G. Rogers

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